Exhibit 10.5

FIRST AMENDMENT TO MINERAL LEASE AGREEMENT

This FIRST AMENDMENT TO MINERAL LEASE AGREEMENT (the “First Amendment”), is entered into by and between ELEMENTIS SPECIALTIES, INC., a Delaware corporation (the “Owner”), with an address of 31763 Mountain View Road, Newberry Springs, California 92365, and FORT CADY (CALIFORNIA) CORPORATION, a Maryland corporation (the “Lessee”), with an address of 9329 Mariposa Road, Suite 210, Hesperia, California 92344. Owner and Lessee are sometimes referred to herein individually as “Party” and collectively as “Parties”.

RECITALS

A.    Owner and Lessee’s predecessor-in-interest, Fort Cady California Corporation, a California corporation, entered into a Mineral Lease Agreement, effective October 1, 2011 (the “2011 Lease”), covering those certain unpatented mining claims located in Township 8 North, Range 5 East, SBBM, San Bernardino County, State of California, as more particularly described as the “Property” in Exhibit “A” to the 2011 Lease.

B.    The 2011 Lease will terminate on October 1, 2021 unless otherwise extended by the Parties.

C.    Lessee desires to extend the term of the 2011 Lease to allow time to negotiate a new mining lease with the Owner.

NOW THEREFORE in consideration of their mutual covenants and agreements herein, the Parties hereby agree as follows:

1.    Amended Duration. The Parties hereby agree to amend Section 4 in the 2011 Lease by extending the term of the 2011 Lease to July 1, 2022 (the “New Termination Date”). If the Parties have not entered into a new mining lease by the New Termination Date, then the 2011 Lease shall terminate without any further notice.

2.    Payment. Lessee shall pay to Owner an amount equal to $86,608.00 (the “Extension Payment”) by certified check upon execution of this First Amendment. Owner shall have no obligation to refund the Extension Payment if the Parties do not enter into a new mining lease.

3.    New Lease. This First Amendment does not create any binding obligation or commitment (either express or implied) on the part of Owner to negotiate or enter into a new mining lease.

4.    2011 Lease Terms. All terms, conditions, and obligations of the 2011 Lease shall remain in full force and effect, except as otherwise amended by this First Amendment.

5.    Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

The Parties have executed this First Amendment to Mineral Lease Agreement as of the dates set forth below.

Dated:	16-Sep-21	ELEMENTIS SPECIALTIES, INC.,
a Delaware corporation

		By:	/s/ Steve Ridge

		Name:	Steve Ridge

		Title:	SVP Global Supply Chain

Dated:	Sept 10, 2021	FORT CADY (CALIFORNIA) CORPORATION,
a Maryland corporation

		By:	/s/ Henri Tausch

		Name:	Henri Tausch

		Title:	CEO